As filed via EDGAR with the  Securities  and Exchange  Commission on October 31,
2003

                                                              File No. 333-45959
                                                               ICA No. 811-08649

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                      Pre-Effective Amendment No. _____                [ ]

                       Post-Effective Amendment No. 6                  [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                 Amendment No. 8

                         E.I.I. REALTY SECURITIES TRUST

               (Exact Name of Registrant as Specified in Charter)


                          717 Fifth Avenue, 10th Floor
                            New York, New York 10022

               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 644-0794

                                Richard J. Adler
                         European Investors Incorporated
                          717 Fifth Avenue, 10th Floor
                            New York, New York 10022

                     (Name and Address of Agent for Service)

                                   Copies to:

                          Susan J. Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022

     Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

            --------------------------------------------------------

It is proposed that this filing will become effective:

|X|  Immediately upon filing pursuant to paragraph (b)    |_|  on (date) pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a)(1)    |_|  on (date) pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)    |_|  on (date) pursuant to paragraph (a)(2) of rule 485.


            --------------------------------------------------------

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          E.I.I. REALTY SECURITIES FUND
                                   Prospectus
                                October 28, 2003
                       General Information (888) 323-8912



                                Table of Contents


Introduction.............................................................  2
Risk/Return Summary......................................................  2
Fund Expenses............................................................  4
Investment Objectives, Principal Strategies and Related Risks............  5
Portfolio Management.....................................................  8
Securities in Which the Fund Invests.....................................  9
Investing in the Fund....................................................  10
Dividends, Distributions and Taxes.......................................  12
Additional Information...................................................  14
Other Information About the Fund.........................................  14
Other Securities and Investment Practices................................  14
Investment Techniques....................................................  15
Financial Highlights.....................................................  16



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

INTRODUCTION
------------

This Prospectus sets forth information you should consider before investing in the E.I.I. Realty Securities Fund (the Fund"). The Fund is a non-diversified series of the E.I.I. Realty Securities Trust, which is an open-end managed investment company commonly known as a mutual fund.

RISK/RETURN SUMMARY
-------------------

Investment Objective
--------------------
The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctuation.

Investment Strategies
---------------------
The Fund seeks to achieve its investment objective by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund intends to invest at least 80% of its assets in the securities of companies in the real estate industry, with a primary emphasis on Real Estate Investment Trusts ("REITs"). Twenty percent (20%) of the Fund's total assets may be invested in securities of foreign real estate companies. The investment adviser's analyst team analyzes companies on a qualitative and quantitative basis to determine whether they are appropriate for investment. Qualitative analysis includes management strength, business strategy, financial strength and competitive advantages within the marketplace. Quantitative analysis entails review of cash flow and dividend growth prospects, risk-adjusted total return expectations, real estate analysis using criteria such as capitalization rates and values on a square footage basis and balance sheet strength and relative cost of capital. Portfolio managers and analysts comprise an investment committee which selects companies for investment.

Investment Risks
----------------
The Fund is subject to the risks common to all mutual funds that invest in equity securities, foreign securities, real estate securities and fixed-income securities. You may lose money by investing in this Fund if any of the following occur:
    o the stock markets or the real estate markets of the United States, Canada, Western Europe, Hong Kong or Japan go down;
    o there are changes in the markets for REITs, which are subject to more abrupt or erratic price movements than equity securities markets;
    o one or more stocks in the Fund's portfolio do not perform as well as expected;
    o   there are changes in interest rates;
    o there are increases in operating costs generally of real estate properties or increases in competition, property taxes or capital expenditures regarding real estate properties;
    o there are increases in defaults relating to real estate properties, including defaults by borrowers or tenants;
    o certain economic, political or regulatory occurrences affecting the real estate industry.

In addition, the Fund is non-diversified, which means that the Fund may devote a larger portion of its assets to the securities of a single issuer. This could make the Fund more susceptible to certain risks than a diversified fund. In addition, the Fund will devote a larger portion of its assets to a single industry.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

Fund Performance
----------------
The bar chart and the table below show how the Fund has performed in the past and provide an indication of the risks of investing in the Portfolio by showing changes in the Fund's performance compared with two indices which are broad measures of market performance. Both the bar chart and the table assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past does not necessarily show how it will perform in the future.

   E.I.I. REALTY SECURITIES FUND RETURNS FOR EACH FULL CALENDAR YEAR SINCE THE
                       FUND'S INCEPTION ON JUNE 11,1998*


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


1999      -3.77%
2000      29.43%
2001       8.52%
2002      -0.54%

The best calendar quarter return during the period shown above was 11.66% in the second quarter of 2000; the worst calendar quarter was (9.14)% in the third quarter of 2002.

*The Total Return for the period from January 1, 2003 through June 30, 2003 was 10.35%.


                              AVERAGE ANNUAL RETURN
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)


                                                             ONE YEAR            SINCE INCEPTION**
                                                             --------            -----------------


    E.I.I. REALTY SECURITIES FUND BEFORE TAXES                (0.54%)                  5.04%

    E.I.I. REALTY SECURITIES FUND AFTER TAXES ON               1.02%                   3.12%
    DISTRIBUTIONS (1)

    E.I.I. REALTY SECURITIES FUND AFTER TAXES ON              (3.73%)                  2.88%
    DISTRIBUTIONS AND SALE OF SHARES (1)

    NAREIT Equity Index(2)                                     3.82%                   5.38%

    Wilshire Real Estate Securities Index(2)                   2.64%                   5.62%


    **  Inception date was June 11, 1998.
    (1)  After-tax   returns  are  calculated   using  the  historical   highest
         individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
    (2) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used.

    Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Investor Profile
----------------
The Fund may be appropriate for investors who:
    o   seek to grow capital over the long term
    o are willing to take on the increased risks of an investment concentrated in securities of companies that operate within the same industry
    o   can withstand volatility in the value of their shares of the Fund
    o wish to add to their personal investment portfolio a fund that invests primarily in companies operating in the real estate industry.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program. An investment in the Fund should be a long-term investment and the Fund is not intended to be used as a trading vehicle.

FUND EXPENSES
-------------

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:


                                SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT AS A PERCENTAGE OF THE OFFERING PRICE)
 -------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
Maximum Deferred Sales Charge                                            None
Redemption Fees                                                          None
Exchange Fees                                                            None
Maximum Account Fee                                                      None



You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
                  AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                  --------------------------------------------

                                                     Institutional Shares
           ---------------------------------------------------------------
           Management Fees                                 0.75%
           ---------------------------------------------------------------
           Administration Fees                             0.15%
           ---------------------------------------------------------------
           Rule 12b-1 Distribution Fees                    0.00%
           ---------------------------------------------------------------
           Other Expenses                                  0.22%
           ---------------------------------------------------------------
           Total Fund Operating Expenses *                 1.12%
           ---------------------------------------------------------------


*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its Investment Advisory fee and/or absorb the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Fund, it may seek payment of a portion or all of such waived fees and/or absorbed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory fees were waived and/or expenses were absorbed, subject to the 1.00% expense limitation stated above.

Example
-------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 YEAR              3 YEARS             5 YEARS              10 YEARS
          ------              -------             -------              --------
          $ 114                $ 356               $ 617                $ 1,363


INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS
------------------------------------------------------------

The Fund
--------
The Fund is a series of the E.I.I. Realty Securities Trust, a Delaware business trust that was formed on December 22, 1997. The Fund's business affairs are managed under the general supervision of the Board of Trustees. The Statement of Additional Information ("SAI") contains the name and general business experience of each Trustee. The Fund may offer three classes of shares. Presently, only the Institutional class is being offered. The Adviser and Investor classes have not yet commenced operations. The Fund's Board of Trustees has the ability to establish new series of the Trust without shareholder approval.

Investment Objective
--------------------
The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of overall market fluctuation.

Principal Investment Strategies
-------------------------------
The Fund seeks to achieve its objectives by investing in companies that own, operate, develop and manage real estate. Typically, an investment in commercial real estate provides a significant current return, customarily in the form of dividends, and additional appreciation potential, which means that the price of the investment increases over time. As such, a critical objective of the Fund is to achieve total returns which include a significant component of current income, or dividends, which may serve to provide portfolio stability during periods of overall market fluctuations. To pursue capital appreciation, the Fund will target companies with the highest risk-adjusted total return potential. The Fund intends to invest at least 80% of its total assets in the equity or convertible securities of U.S. companies (with a primary emphasis on REITs) which are principally engaged in the ownership, construction, management, financing, or sale of residential, commercial, or industrial real estate. Principally engaged means at least 50% of a company's revenues are derived from such real estate activities or at least 50% of the fair market value of a company's assets are invested in real estate.

Under normal market conditions, the Fund will invest substantially all of its assets in:
    o Income producing real estate securities (including equity, mortgage, and hybrid REITs)
    o   Real Estate Operating Companies ("REOCs")
    o Securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies
    o Real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage backed securities)

The Fund also may invest:
    o Up to 20% of its total assets in securities of foreign real estate companies, many of which have substantial holdings of U.S. real estate securities

In addition, the Fund may invest in other securities as described in the section entitled "Other Investments."

The Fund may achieve its investment objective by investing all of its assets in another investment company having substantially the same investment objective and policies as the Fund instead of investing directly in the underlying securities.

Investment Philosophy
---------------------
E.I.I.'s investment philosophy is to achieve attractive risk-adjusted total returns by investing primarily in a diversified portfolio of real estate securities of companies, which it deems to be of the highest quality available in the marketplace. In this regard, E.I.I. deems high-quality companies to be candidates for the portfolio when a number of the following conditions are met:
    o Experienced, dedicated management teams are in place, which have, significant inside ownership of shares, have capital markets expertise, and have a pro-shareholder orientation.
    o The companies have long-term strategies, which position them for sustainable cash flow growth.
    o The balance sheets of the individual companies are positioned to enable significant growth.

E.I.I.'s investment process employs a combination of a "top-down," macro level analysis by its Investment Committee, together with rigorous "bottom-up," fundamental securities and real estate research and analysis on individual companies by its analyst team. E.I.I.'s Investment Committee is composed of its three Portfolio Managers as well as analysts and strategists.

INVESTMENT COMMITTEE DECISION PROCESS:
E.I.I.'s Investment Committee analyzes national and regional economic trends and the market for different types of real estate including residential, retail, hotel, industrial and office properties. In addition, the Investment Committee makes assessments of the economic environment and securitization trends, and then derives an investment strategy formulated to take advantage of perceived opportunities.

ANALYST TEAM DECISION PROCESS:
E.I.I.'s analyst team tracks a universe of more than 125 individual companies which are analyzed for potential investment. Companies are evaluated on both a quantitative and a qualitative basis in order to determine which companies may provide attractive risk-adjusted returns.

E.I.I.'s analyst team evaluates and analyzes companies based upon the following criteria:

QUALITATIVE ANALYSIS:
    o   Management strength
    o   Business strategy
    o   Financial strength
    o   Competitive advantages within the marketplace

QUANTITATIVE ANALYSIS:
    o   Cash flow and dividend growth prospects
    o   Risk-adjusted total return expectations using numerous methodologies
    o Real estate analysis using criteria such as capitalization rates and values on a square footage basis
    o   Balance sheet strength and relative cost of capital

INTEGRAL PARTS OF E.I.I.'S INVESTMENT PROCESS INCLUDE:
    o   Performing   individual   property  and  market  evaluations  which  are
        important to understanding the company's portfolio
    o Verifying that the company's assets are consistent with management's stated strategy
    o   Finding and reviewing any problems relating to the company's properties
    o   Evaluating the company's  properties and their position in the markets
    o   Assessing the quality of property management

Risk Factors
------------
The Fund is designed for long-term investors who can weather changes in the value of their investment. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities, real estate securities, foreign securities, and fixed-income securities. In addition, the Fund is subject to the risks related to direct investment in real estate. By itself, the Fund does not constitute a complete investment plan.

This prospectus describes the principal risks that you may assume as an investor in the Fund. Some limitations on the Fund's investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information on the securities in which the Fund can invest.

THE FOLLOWING RISKS ARE COMMON TO ALL MUTUAL FUNDS:

MARKET RISK is the risk that the market value of a security will fluctuate depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

MANAGER RISK is the risk that the Fund's investment adviser may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Fund's investment adviser may fail to execute an investment strategy effectively and thus fail to achieve its objective.

THE FOLLOWING RISK IS COMMON TO MUTUAL FUNDS THAT INVEST IN EQUITY SECURITIES:

EQUITY RISK is the risk that the value of a security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS  THAT  INVEST IN REAL  ESTATE
SECURITIES:

REAL ESTATE RISK is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.

REGULATORY RISK is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

THE  FOLLOWING  RISKS  ARE  COMMON  TO  MUTUAL  FUNDS  THAT  INVEST  IN  FOREIGN
SECURITIES:

FOREIGN ISSUER RISK is the risk that foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts.

CURRENCY RISK is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS THAT  INVEST IN FIXED  INCOME
SECURITIES:

INTEREST RATE RISK. The value of a fixed income security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by fixed income securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

CREDIT (OR DEFAULT) RISK is the risk that the issuer of a fixed income security will be unable to make timely payments of interest or principal.

THE FOLLOWING RISK IS COMMON TO MUTUAL FUNDS THAT INVEST IN CMOS:

PREPAYMENT RISK is the risk that a mortgage-related security's maturity will be shortened by unscheduled prepayments on the underlying mortgages. Prepayments may result in a gain or loss to the Fund and may reduce the return on the Fund's investments.

PORTFOLIO MANAGEMENT AND FUND OPERATIONS
----------------------------------------


Advisory Services
-----------------
The Fund has entered into an investment advisory agreement with E.I.I. Realty Securities, Inc. ("E.I.I."), 717 Fifth Avenue, New York, New York 10022. E.I.I. provides the Fund with investment management and financial advisory services, including purchasing and selling the securities in the Fund's portfolio, at all times subject to the policies set forth by the Board of Trustees. E.I.I. identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and determines the forms of investments. E.I.I. also monitors and reviews the Fund's portfolio. Under the Fund's investment advisory agreement with E.I.I., as of June 30, 2003, the Fund paid a monthly advisory fee calculated at an annual rate of 0.75% of the Fund's average daily net assets.

Portfolio Management Personnel
------------------------------
RICHARD J. ADLER is a Managing Director of E.I.I. Mr. Adler serves as investment strategist for E.I.I. and co-portfolio manager of the Fund, to which he provides investment strategy as well as expertise in convertible and other securities. Mr. Adler is a 1968 graduate of Yale University with a B.A. degree in Economics and earned an M.B.A. from Harvard Business School with Honors in 1973. He has served as an officer in the U.S. Navy and was a Vice President of Goldman, Sachs & Co. in New York from 1973 to 1983, where he worked with foreign investors.

DANIEL P. O'CONNOR is a Managing Director of E.I.I. Mr. O'Connor serves as co-portfolio manager of the Fund, jointly responsible with Cydney C. Donnell for its day-to-day operations. Mr. O'Connor has served as a REIT portfolio manager for E.I.I. since July 2001. Prior to joining E.I.I., Mr. O'Connor was Vice President and Portfolio Manager at J.P. Morgan Investment Management where he was instrumental in developing and managing the firm's real estate securities strategy. From 1994 to 1996, Mr. O'Connor was Director of Real Estate Securities at INVESCO Realty Advisors where he also developed and managed the firm's REIT capabilities. From 1982 to 1994 Mr. O'Connor was employed by Delta Air Lines, Inc. in several positions. As Supervisor of Investments, he was responsible for implementing various investment strategies for the Delta Air Lines pension funds in real estate, fixed income and currency overlay. Mr. O'Connor earned an MBA from the University of Chicago Graduate School of Business in 1993, an MS from Clemson University in 1980 and a BS from Indiana University in 1977. Mr. O'Connor is a Chartered Financial Analyst.


About the Investment Adviser
----------------------------
E.I.I. was formed in 1993 and is registered with the SEC as an investment adviser. It provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. E.I.I. and European Investors Incorporated are owned by management.

European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services.

Performance Charts
------------------
The chart on the following page shows the historical performance of all of the real estate accounts managed by E.I.I. and European Investors Incorporated, which have substantially the same investment objective as the Fund. E.I.I. manages domestic accounts and European Investors Incorporated manages offshore accounts using the same personnel and philosophy. The data, calculated on an average annual total return basis, is provided to illustrate E.I.I.'s past performance in managing accounts in accordance with the same investment objective, policies, and strategies as those of the Fund.


These accounts consist of separate and distinct portfolios and their performance is not indicative of past or future performance of the Fund.



                                               FOR THE PERIODS ENDING SEPTEMBER 30, 2003
                                        -------------------------------------------------------
ANNUALIZED SUMMARY                       1 YEAR  3 YEAR    5 YEAR    10 YEAR  SINCE INCEPTION**
E.I.I. Composite* - Before taxes         20.49%  12.11%    11.35%     11.34%       12.85%
NAREIT Equity Index                      25.22%  15.23%    11.54%     10.14%       10.54%
Wilshire Real Estate
Securities Index                         26.92%  14.15%    12.21%     10.08%        7.12%


                                               FOR THE PERIODS ENDING SEPTEMBER 30, 2003
                                        -------------------------------------------------------
CUMULATIVE SUMMARY                       1 YEAR  3 YEAR    5 YEAR    10 YEAR  SINCE INCEPTION**
E.I.I. Composite* - Before taxes         20.49%  40.91%    71.18%    198.04%      592.45%
NAREIT Equity Index                      25.22%  53.00%    72.61%    162.80%      397.38%
Wilshire Real Estate
Securities Index                         26.92%  48.75%    78.26%    161.34%      200.66%

          COMPARISON OF CHANGES IN THE VALUE OF THE E.I.I. COMPOSITE,
  NAREIT EQUITY INDEX AND WILSHIRE REAL ESTATE SECURITIES INDEX FOR THE PERIOD
                 FROM SEPTEMBER 30, 1987 TO SEPTEMBER 30, 2003

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                     Wilshire Real
                   E.I.I.           NAREIT         Estate Securities
                  Composite*      Equity Index           Index
                  ----------      ------------     -----------------
  Sep-87            0.00%            0.00%             0.00%
  Dec-87           -5.34009%        -9.89476%        -15.00329%
  Dec-88            6.84547%         2.25632%          5.54968%
  Dec-89           19.95668%        11.29805%          8.05048%
  Dec-90            6.05899%        -5.78813%        -28.09880%
  Dec-91           42.53433%        27.84192%        -13.69582%
  Dec-92           70.19002%        46.49357%         -7.30995%
  Dec-93          102.60561%        75.28619%          6.80819%
  Dec-94          115.26675%        80.84402%          8.56281%
  Dec-95          151.74649%       108.45326%         23.37816%
  Dec-96          241.50896%       181.96778%         68.87174%
  Dec-97          317.75835%       239.09499%        102.30541%
  Dec-98          258.91841%       179.74409%         67.05255%
  Dec-99          245.61565%       166.82210%         61.72932%
  Dec-00          347.35142%       237.20406%        111.43919%
  Dec-01          387.68921%       284.19875%        133.62462%
  Dec-02          471.26000%       298.83000%        139.64000%
  Sep-03          592.45000%       397.38000%        200.66000%


* The above performance is calculated on a time-weighted basis by geometrically linking each quarter in the year and is shown net of fees. This method of calculation differs from the SEC method. These accounts were not subject to the restrictions and diversification requirements of the Investment Company Act of 1940, as amended, or the restrictions and diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. However, these accounts historically have been run in a manner that would have been in compliance with these restrictions and requirements but for the fact that income was predominantly reinvested rather than distributed as required by Subchapter
M. If the accounts had been subject to these restrictions and requirements, the returns might have been adversely affected. Performance is shown net of a 1.00% management fee, as well as all brokerage and trading expenses. The Composite includes all of the real estate securities accounts of E.I.I. and European Investors Incorporated except for: (i) foreign funds where the performance is stated net of fees and withholding taxes and is therefore not comparable and
(ii) new accounts where the cash position is not yet comparable to other portfolios and certain accounts with unique objectives and restrictions. As these accounts become fully invested they are added to the Composite.

** Inception Date September 30, 1987.

SECURITIES IN WHICH THE FUND INVESTS
------------------------------------
A REIT is a corporation or a business trust that combines the capital of many investors for investment primarily in income-producing real estate or real estate-related loans or interests. The shares of a REIT are often freely traded on a major stock exchange. A REIT must meet certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), in which case it generally does not pay federal corporate income tax. Generally, a REIT is required to invest a substantial portion of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually substantially all of its otherwise taxable income. Most states honor this federal income tax treatment and do not require REITs to pay state income tax. As a result, nearly all of a REIT's income can be distributed to shareholders without the imposition of a corporate level income tax. However, unlike a partnership, a REIT cannot pass its tax losses through to its investors.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. The Fund will invest predominantly in equity REITs. The Fund may also invest in mortgage and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, these REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development, or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of REITs are affected by tax and regulatory requirements and by perceptions of management skill. REITs also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Code or to maintain its exemption from the Investment Company Act of 1940.

INVESTING IN THE FUND
---------------------

Share Price
-----------
Shares are purchased and redeemed at the Fund's daily share price, called its net asset value (the "NAV"). The NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment. The Fund's NAV is calculated each business day as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

Investing With E.I.I.
---------------------
The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of the Fund.

The minimum investment for Institutional Shares is $1,000,000. This minimum may be reduced at E.I.I.'s sole discretion. Employees and officers of E.I.I. and its affiliates and immediate family members can purchase Institutional Shares without being subject to the minimum investment.


How to Open Your Account
------------------------
To  open  an  account,   complete  the  appropriate  sections  of  the  Purchase
Application, carefully following instructions. Please be sure to include your name, date of birth, street address, Social Security or Taxpayer Identification number on the Purchase Application. Additional documentation may be required. If you have any questions, please contact E.I.I. Realty Securities directly at
(212) 644-0794 or the Transfer Agent at (888) 323-8912. You will automatically have telephone redemption privileges unless you indicate that you do not wish to have this privilege. You can do so on section #6 of the account application.

Customer Identification
-----------------------
The Fund seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.


How to Purchase Shares
----------------------
Shares can be purchased in a number of different ways. You can send in your investment by wire transfer (see instructions below) or by check payable to E.I.I. Realty Securities Fund.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Fund reserves the right in its sole discretion to (i) suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in the Fund. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. You may only invest in fund shares legally available in your state. If your account falls below the minimum initial investment as a result of redemptions by you, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account. The Fund does not accept third party checks, credit card checks, money orders or travelers checks.

If you would like to make additional investments by wire transfer after your account is already established, you must call the Transfer Agent at (888) 323-8912 to advise the Fund, prior to 4:00 p.m. Eastern time, of the incoming wire transfer.

The wiring instructions are:

         PNC Bank, N.A.
         Philadelphia, PA
         ABA # 0310-0005-3
         Credit DDA # 86-0195-6004
         For credit to E.I.I. Realty Securities Fund
         Shareholder Name ___________________
         Account No. (REQUIRED)_______________

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at (888) 323 -8912 BEFORE wiring funds to obtain a control number.

You may also send a check to the address listed on the following page.


RETIREMENT PLANS

You can use the Fund as part of your retirement portfolio. Please contact the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Redeem Shares
--------------------
If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day at the NAV determined as of the close of the New York Stock Exchange on that day. Shares can be redeemed in one of the following ways:

o BY TELEPHONE The easiest way to redeem shares is by calling (888) 323-8912. When you are ready to redeem, call us and tell us which one of the following options you would like to use to send you your proceeds:
    o   Mail a check to the address of record;
    o Wire funds to a domestic financial institution. If you want your proceeds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day. The Fund will not accept any bank instruction changes via telephone.
    o   Mail to a previously designated alternate address.

If you do not wish to have telephone authorization on your account, be sure to check the box in #6 on the account application.


All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither E.I.I., nor its servicing agents nor the Transfer Agent will be responsible for any losses.


o BY MAIL Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. You can use the same mailing addresses listed for purchases.

A medallion signature guarantee is required for the following redemption requests:
    o   Your  account  registration  has changed  within the last 15 days;
    o   The check is not being mailed to the address on your account;
    o   The check is not being made payable to the owner of the account, or
    o   The redemption or cash distribution bank instructions have changed.

A medallion signature guarantee can be obtained from a financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). You will earn dividends up to the date your redemption request is processed.

Under certain emergency circumstances, the right of redemption may be suspended or payment of proceeds may be postponed for up to seven days. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Keep the following addresses handy for purchases, exchanges, or redemptions.

o   Regular U.S. Mail Address

      E.I.I. Realty Securities Fund
      c/o PFPC
      P.O. Box 9822 Providence, RI 02940

o   Overnight Mail Address

Use the following address ONLY for overnight packages:


      E.I.I.  Realty Securities Fund
      c/o PFPC
      760 Moore Road
      King of Prussia, PA 19406


DIVIDENDS, DISTRIBUTIONS, AND TAXES
-----------------------------------

Dividends and Distributions
---------------------------
As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as capital gain distributions at least annually. Both dividend and capital gain distributions can be received in one of the following ways:

REINVESTMENT OPTION: You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Purchase Application, this option will be assigned to you automatically.

CASH OPTION: You can have distributions paid to you in cash. A check will be mailed to you no later than 7 days after the pay date.

INCOME EARNED OPTION: Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

DIRECTED BANK ACCOUNT OPTION: In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a distribution will be transferred within 7 days of the payment date. The bank account must have a registration identical to that of your Fund account.

Your choice of distribution should be set up on the original Purchase Application. If you would like to change the option you selected, please call the Transfer Agent at (888) 323- 8912. Additional documentation may be required. The Fund will not accept any changes in wire transfer instructions via telephone.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information About Taxes
---------------------------------
    o The Fund intends to qualify as a regulated investment company, in which case it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders.
    o Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.
    o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.
    o Dividends from interest on certain U.S. Government obligations held by the Fund may be exempt from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.
    o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

    o Generally, any gain or loss from a sale (redemption) or exchange of shares of the Fund must be recognized for tax purposes. This gain or loss generally will be long-term capital gain or loss if you held your shares of the Fund for more than one year.
    o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.
    o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
    o You should review the more detailed discussion of Federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

Statements and Reports
----------------------
You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

ADDITIONAL INFORMATION
----------------------

The SAI dated October 28, 2003 containing additional information you should know about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. If you would like to receive additional copies of any materials, please call the Fund at (888) 323- 8912.

Shareholder Communications
--------------------------
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you also will receive updated prospectuses or supplements to this prospectus. The securities described in this prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

OTHER INFORMATION ABOUT THE FUND
--------------------------------

Share Classes
-------------
The Fund currently offers only the class of shares described in this Prospectus. At some future date, the fund may offer additional classes of shares through a separate prospectus.

Code of Ethics
--------------
E.I.I. and the Fund have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Diversification Requirements
----------------------------
The SEC and IRS have certain requirements with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis. These diversification provisions and requirements are discussed further in the SAI.
    o SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.
    o IRS Requirement: The Fund intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities).

Portfolio Turnover
------------------
The Fund anticipates that its portfolio turnover rate for any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains.

Investment Performance
----------------------
The performance of the Fund may be advertised by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Performance information is contained in the Annual and Semi-Annual reports. You may obtain a copy of the Annual and Semi-Annual Reports free of charge by calling (888) 323- 8912.

OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------

The following are some of the types of securities the Fund may purchase under normal market conditions. The majority of the Fund's portfolio is made up of equity securities. For cash-management or temporary defensive purposes in response to market conditions, the Fund may hold all of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective(s). For more information and a more complete description, see the SAI.

ASSET-BACKED SECURITIES--a form of complex security, similar to mortgage-related securities, but with a less effective security interest in the related collateral.

CONVERTIBLE SECURITIES--including bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

CORPORATE DEBT SECURITIES--including corporate bonds, debentures, notes, and other similar instruments and convertible securities, and some forms of preferred or preferenced stock.

MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

    o U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.

    o   BANK  OBLIGATIONS.  Certificates  of deposit,  time  deposits,  bankers'
        acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

    o COMMERCIAL PAPER. Short-term, unsecured promissory notes issued to short- term credit needs.

MORTGAGE-RELATED SECURITIES--securities backed by a mortgage or a pool of mortgages. These securities are derivative instruments, because their value is linked to or derived from another security, instrument or index.

    o COMMERCIAL MORTGAGE-RELATED SECURITIES. Generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

    o RESIDENTIAL MORTGAGE-RELATED SECURITIES. Securities representing interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or issued by private entities.

    o COLLATERAL MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.

ZERO COUPON SECURITIES--securities purchased at a discount from face value. The face value of the security is received at its maturity, with no periodic interest payments before maturity. These securities may be subject to greater risks of price fluctuation than securities that periodically pay interest.

ILLIQUID SECURITIES--securities that are not readily marketable. The Fund will not invest more than 10% of its net assets in illiquid securities, not including restricted securities sold pursuant to Rule 144A, as described below.

RESTRICTED SECURITIES--unregistered securities that are subject to restrictions on resale, sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market.

INVESTMENT COMPANIES--securities issued by other investment companies. Under the Investment Company Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, (iii) 10% of the Fund's total assets in the aggregate, and (iv) 100% of the Fund's total assets in another investment company with a similar investment objective.

INVESTMENT TECHNIQUES
---------------------

FORWARD COMMITMENTS--delivery and payment for securities takes place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

LENDING PORTFOLIO SECURITIES--generating interest income by lending securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets.

LEVERAGE--exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. The Fund may borrow on a short-term basis in order to meet redemptions. Money borrowed for such purposes is limited to 33 1/3% of the value of the Fund's total assets. Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

USE OF COMPLEX SECURITIES--investing for hedging purposes in derivative securities, such as futures and options. Complex Securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole.

These instruments and investment techniques and certain related risks are described more specifically under "Other Securities and Investment Practices" in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
--------------------

This financial highlight table is intended to help you understand the Fund's financial performance since its inception on June 11, 1998. Certain information reflects financial results for a single Institutional share of the Fund. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This financial information has been derived from financial statements that have been audited by the Fund's independent auditors, Ernst & Young LLP. A more extensive financial presentation is available in the Fund's Annual Report which is available upon request.

FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR:
------------------------------------------------------------------


                                                 Year Ended       Year Ended       Year Ended       Year Ended        Year Ended
                                                June 30, 2003    June 30, 2002    June 30, 2001    June 30, 2000     June 30, 1999
                                                --------------   -------------    -------------   ----------------  ----------------
Net Asset Value, Beginning of Year ...........     $11.81           $11.01            $9.48             $9.38           $10.26
                                                --------------   --------------   -------------   ----------------  ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income ...................       0.38             0.45             0.50              0.47             0.39
     Net Gain (Loss) on Securities (Realized
       and Unrealized) .......................      (0.64)            0.81             1.42              0.06            (0.95)
                                                --------------   --------------   -------------   ----------------  ----------------
          Total from Investment Operations ...      (0.26)            1.26             1.92              0.53            (0.56)
                                                --------------   --------------   -------------   ----------------  ----------------

LESS DISTRIBUTIONS
     Net Investment Income ...................      (0.35)           (0.46)           (0.39)            (0.43)            0.32)
     Net Capital Gains .......................      (0.90)              --               --                --               --
                                                --------------   --------------   -------------   ----------------  ----------------
          Total Distributions ................      (1.25)           (0.46)           (0.39)            (0.43)           (0.32)
                                                --------------   --------------   -------------   ----------------  ----------------

Net Asset Value, End of Year .................     $10.30           $11.81           $11.01             $9.48            $9.38
                                                ==============   ==============   =============   ================  ================
Total Return .................................     (1.19%)          11.89%           20.84%             6.25%           (5.18%)

Net Assets, End of Year (thousands) ..........    $113,650         $189,067         $184,844          $130,068          $52,348

Ratio of Expenses to Average Net Assets ......      1.00%            1.00%            1.00%             1.00%            1.00%
Ratio of Expenses to Average Net Assets
  (Excluding (Waivers and Assumptions
  of Expenses) ...............................      1.12%            1.06%            1.08%             1.29%            1.73%
Ratio of Net Investment Income to Average
  Net Assets .................................      5.15%            5.16%            5.19%             6.34%            6.11%
Ratio of Net Investment Income to Average
  Net Assets (Excluding Waivers and
  Assumptions of Expenses) ...................      5.03%            5.10%            5.11%             6.05%            5.38%
Portfolio Turnover Rate ......................        57%              72%              20%               25%              17%

          OFFICERS AND TRUSTEES
          Richard J. Adler, CHAIRMAN, CHIEF EXECUTIVE OFFICER
          & TRUSTEE
          Daniel P. O'Connor, PRESIDENT
          Lynn P. Marinaccio, SECRETARY
          Michael J. Meagher, TREASURER
          Warren K. Greene, INDEPENDENT TRUSTEE
          Joseph Gyourko, INDEPENDENT TRUSTEE
          Richard W. Hutson, INDEPENDENT TRUSTEE
          Carl W. Schafer, INDEPENDENT TRUSTEE


          INVESTMENT ADVISER AND ADMINISTRATOR
          E.I.I.  Realty  Securities,  Inc.
          717 Fifth Avenue, 10th Floor
          New York, NY 10022
          (212) 644-0794


          SUB- ADMINISTRATOR
          PFPC Inc.
          103 Bellevue Parkway
          Wilmington, DE 19809


          TRANSFER AGENT
          PFPC Inc.
          760 Moore Road
          King of Prussia, PA  19406


          CUSTODIAN
          PFPC Trust Company
          8800 Tinicum Boulevard
          Philadelphia, PA  19153


          INDEPENDENT AUDITORS
          Ernst & Young LLP
          5 Times  Square
          New York, NY 10036


          LEGAL COUNSEL
          Kramer Levin Naftalis & Frankel LLP
          919 Third Avenue
          New York, NY  10022-3852




STATEMENT OF ADDITIONAL INFORMATION. The Statement of Additional Information ("SAI") provides a more complete discussion about the Fund and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS. The Annual and Semi-Annual Reports to shareholders contain additional information about the Fund's investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

TO REVIEW OR OBTAIN THIS INFORMATION. The SAI and Annual and Semi-Annual Reports are available without charge upon request by calling the E.I.I. Realty
Securities Fund toll-free at (888) 323-8912 or by calling or writing a broker-dealer or other financial intermediary that sells the Fund. This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC's World Wide Web site at HTTP://WWW.SEC.GOV. In addition, this information may be obtained for a fee by writing of calling the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-6009, telephone (800) SEC-0330.




[GRAPHIC OMITTED]
                          E.I.I. REALTY SECURITIES FUND
                                 (888) 323-8912

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 28, 2003


                          E.I.I. REALTY SECURITIES FUND


                  This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust's current Prospectus, copies of which may be obtained by writing E.I.I. Realty Securities Fund c/o PFPC Inc., P.O. Box 9822, Providence, RI 02940 or calling toll-free (888) 323-8912.


                  This Statement of Additional Information relates to the E.I.I. Realty Securities Fund Prospectus which is dated October 28, 2003.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

INVESTMENT POLICIES AND RISKS.................................................2

INVESTMENT RESTRICTIONS.......................................................3

MANAGEMENT....................................................................7

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT.........................11

DISTRIBUTION PLAN............................................................13

ADMINISTRATIVE SERVICES AGREEMENT............................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................15

ALLOCATION OF INVESTMENTS....................................................15

COMPUTATION OF NET ASSET VALUE...............................................16

PURCHASE AND REDEMPTION OF SHARES............................................16

TAX MATTERS..................................................................17

PERFORMANCE CALCULATION......................................................24

GENERAL INFORMATION..........................................................25

REPORTS......................................................................26

APPENDIX.................................................................... 27

                  E.I.I. Realty Securities Fund (the "Fund") is a non-diversified series of the E.I.I. Realty Securities Trust, a Delaware business trust (the "Trust"), which is an open-end managed investment company commonly known as a mutual fund. The Fund's investment objective is to provide the diversification and total return potential of investments in real estate. The Fund also seeks to achieve a total return that includes a significant component of current income which may provide portfolio stability during periods of market fluctuation. The Fund seeks to achieve this objective by buying the shares of companies whose business it is to own, operate, develop, and manage real estate. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

                          INVESTMENT POLICIES AND RISKS


                  The following descriptions supplement the investment policies of the Fund set forth in the Prospectus. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

BORROWING

                  The Fund may, from time to time, borrow money to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"), from banks at prevailing interest rates for temporary or emergency purposes and to invest in additional securities. The Fund's borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Fund, for any reason, have borrowings that do not meet the above test, within three business days, the Fund must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed generally will cause the net asset value of the Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund could decrease faster than if there had been no borrowings.

REPURCHASE AGREEMENTS

                  The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Fund will receive interest from the institution until the time when the repurchase is to occur.

                  The Fund will always receive as collateral U.S.  Government or short-term money market securities whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund will attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

                  Unlike the investment objective of the Fund set forth above and the investment restrictions set forth below, which are fundamental and which may not be changed without shareholder approval, the Fund has the right to modify its investment policies without shareholder approval.

                  The Fund's investment strategies are also discussed in the Prospectus.


                             INVESTMENT RESTRICTIONS

                  The following fundamental investment restrictions have been adopted by the Fund and, except as noted, cannot be changed without approval by the vote of a majority of the outstanding voting shares of the Fund which, as defined by the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

        (1) issue senior securities except the Fund may borrow money from banks;

        (2) concentrate its investments in particular industries other than the real estate industry. No more than 25% of the value of a Fund's assets will be invested in any one industry other than the real estate industry. The Fund will concentrate its investments in the real estate industry;

        (3) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures, or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

        (4) borrow money in excess of 33-1/3% of the value of a Fund's total assets from banks;

        (5) buy or sell commodities or commodity contracts, except the Fund may purchase or sell futures or options on futures; and

        (6)       underwrite securities.

                  The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees. Pursuant to such restrictions, the Fund will not:

        (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund;

        (2) purchase the securities of any other investment company, if the Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund,
                  (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, or (iv) unless the 100% of the total assets of the fund are invested in the securities of another investment company with the same investment objective;

        (3) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

        (4)       invest  more than 20% of its total  assets  in  securities  of
                  foreign  issuers   (American   Depository   Receipts  are  not
                  considered to be foreign securities for this purpose).


                    OTHER SECURITIES AND INVESTMENT PRACTICES

OTHER SECURITIES

                  The Fund may invest in the following types of securities:

ASSET-BACKED SECURITIES--Asset-backed securities are a form of complex security. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities include bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.

CORPORATE DEBT SECURITIES--Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

MONEY MARKET INSTRUMENTS--The Fund may invest in the following types of money market instruments:

o U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.

o BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

o COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

MORTGAGE-RELATED SECURITIES--Mortgage-related securities are forms of derivative securities collateralized, directly or indirectly, by pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others, assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgage-related securities in which the Fund may invest include the following:

o COMMERCIAL MORTGAGE-RELATED SECURITIES. The Fund may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.

o RESIDENTIAL MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities.

o COLLATERAL MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by:
      o    pass-through  certificates  issued  or  guaranteed  by GNMA,  FNMA or
           FHLMC;
      o unsecuritized mortgage loans insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans' Affairs;
      o    unsecuritized conventional mortgages;
      o    other mortgage-related securities; or
      o    any combination of these.
Each class of a CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have coupon rates that move in the reverse direction to an applicable index. The coupon rates on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

INFORMATION ABOUT MORTGAGE-RELATED  SECURITIES.  Mortgage-related securities are
sensitive  to  changes  in  interest   rates.   The  following  risks  apply  to
mortgage-related securities generally:

      o Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending upon the nature of the issuer) but are subject to interest rate risks and repayment risks. As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      o In periods of declining interest rates, mortgages are more likely to be prepaid. A mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not always possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      o Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all of part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      o During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      o As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

REAL ESTATE OPERATING COMPANIES- - The Fund may invest in Real Estate Operating Companies ("REOCs"). REOCs primarily own and operate real properties and derive a substantial portion of their earnings from rental income. Unlike REITs, these companies may retain a much greater share of their income as they are not required by law to pay dividends.

RESTRICTED SECURITIES--The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. E.I.I. will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Trustees. The liquidity of Rule 144A securities will be monitored by E.I.I., and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed the applicable percentage limitation for investments in illiquid securities.

ZERO COUPON SECURITIES--The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

INVESTMENT PRACTICES

FORWARD COMMITMENTS--The Fund may purchase or sell securities on a forward commitment, when-issued, or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. At no time will the Fund have more than 15% of its assets committed to purchase securities on a forward commitment basis.

LENDING PORTFOLIO SECURITIES--The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets.

LEVERAGE--Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. The Fund may borrow on a short term basis in order to meet redemptions. Money borrowed for such purposes is limited to 33 1/3% of the value of the Fund's total assets. Typically, the Fund borrows by entering into reverse repurchase agreements with banks, brokers, or dealers.

USE OF COMPLEX SECURITIES--The Fund may invest for hedging purposes in derivative securities, such as futures and options. Complex Securities can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular security and the portfolio as a whole. Such investments permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

                                   MANAGEMENT


                  The overall management of the business and affairs of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust or the Fund and persons or companies furnishing services to the Fund, including the Fund's agreement with an investment adviser, custodian, and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers subject always to the investment objectives and policies of the Fund and to general supervision by the Trust's Board of Trustees.


                  The following information is provided for each Trustee and Officer of E.I.I. Realty Securities Fund. The mailing address of the Trustees and Officers is 717 Fifth Avenue, 10th Floor, New York, New York 10022.


------------------------------------------------------------------------------------------------------------------------------------
                             POSITION WITH THE
  NAME AND AGE OF            TRUST AND LENGTH      PRINCIPAL OCCUPATION(S) IN THE     OTHER DIRECTORSHIPS HELD BY
     TRUSTEE                 OF TIME SERVED 1               PAST 5 YEARS                        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Warren K. Greene, 67         Trustee, since 1998  Senior Vice President, TrendLogic   Trustee, Renaissance
                                                  Associates, Inc., (1995 to          Greenwich Funds
                                                  present)
------------------------------------------------------------------------------------------------------------------------------------
Joseph Gyourko, 47           Trustee, since       Martin Bucksbaum Professor of       None
                             June 1998            Real Estate & Finance,
                                                  The Wharton School,
                                                  University of Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Hutson, 64        Trustee, since       Retired from Hewitt Associates      Trustee, Hillview Investment
                             June 1998            Inc., September 1996.  Was a        Management Trust II
                                                  senior principal in the firm.       Director, Harris Bank,
                                                  Manager, Worldwide Sales,           Libertyville, IL
                                                  Marketing, Public Relations         Director, Wells
                                                                                      Manufacturing Company;
                                                                                      Chairman of the Board, Ball
                                                                                      State University Foundation
------------------------------------------------------------------------------------------------------------------------------------
Carl W. Schafer, 67          Trustee, since       President, The Atlantic             Roadway Corporation;
                             November 1999        Foundation (1990 to present)        Frontier Oil Corporation;
                                                                                      Labor Ready Inc.;
                                                                                      UBS Mutual Funds;
                                                                                      Guardian Life Mutual Funds
                                                                                      Harding Loevner Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------
                                                       "INTERESTED" TRUSTEES 2
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Adler, 56         Chairman of the      Managing Director, E.I.I. Realty    Director, E.I.I. Voyager
                             Board of Trustees,   Securities, Inc., June 1993 -       U.S. Leaders Equity Company
                             Chief Executive      present; Managing Director,
                             Officer, since       European Investors Incorporated,
                             June 1998            April 1983 - present; Vice
                                                  President, European Investors
                                                  Corporate Finance, Inc., April
                                                  1983 - present.
------------------------------------------------------------------------------------------------------------------------------------

1 The term of office for a Trustee and Officer is  indefinite,  until he or she  resigns,  is removed or a successor  is elected and qualified.
2 The Interested  Trustees are considered to be interested persons as defined by the Investment Company Act of 1940 because of their employment with the Fund's Adviser.


------------------------------------------------------------------------------------------------------------------------------------
                                           OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION WITH THE
  NAME AND AGE OF            TRUST AND LENGTH
     OFFICER                 OF TIME SERVED 1               PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel P. O'Connor, 48       President, since     Managing Director, E.I.I. Realty Securities, Inc., July 2001 -
                             February 2002        present; Vice President and Portfolio Manager, J.P. Morgan
                                                  Investment Management, 1996 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
Lynn P. Marinaccio, 46       Secretary, since     Director, of Client Services, E.I.I. Realty Securities, Inc.,
                             February 2003        December 1996 to present; Vice President, MIMCO (1995 to 1996)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Meagher, 41       Treasurer, since     Vice President and Director of Fund Administration and
                             May 2003             Compliance, E.I.I. Realty Securities, Inc., March 2003 to
                                                  present; Vice President, J.P. Morgan Investment Management (1993
                                                  to 2002)
------------------------------------------------------------------------------------------------------------------------------------

1 The term of office for an Officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.


BOARD OF TRUSTEES' COMMITTEES
-----------------------------
                  The Board of Trustees currently has an Audit Committee, and a Nominating Committee. The members of the Audit Committee are Warren K. Greene (Chairman), Richard W. Hutson, Joseph Gyourko and Carl W. Schafer. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act and selecting and directing the activities of the Fund's independent auditors. The members of the Nominating Committee are Richard W. Hutson (Chairman), Warren K. Greene, Joseph, Gyourko and Carl W. Schafer. The functions of the Nominating Committee are to hear and consider matters related to the Board of Trustees including nomination of new Trustees and compensation of disinterested Trustees, and report to the full Board of Trustees.


SECURITIES BENEFICIALLY OWNED BY TRUSTEES
-----------------------------------------
                  The dollar range of securities beneficially owned by the Trustees in the Fund as of December 31, 2002 are as follows:


        NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES HELD IN THE FUND
        ---------------                 --------------------------------------------------
        Warren K. Greene                None
        Joseph Gyourko                  None
        Richard W. Hutson               Over $100,000
        Carl W. Schafer                 None
        Richard J. Adler                Under $50,000


                  No Independent Trustee and no immediate family member of an Independent Trustee owns beneficially or of record an interest in the Adviser, E.I.I. Realty Securities, Inc., or in any person directly or indirectly controlling, controlled by or under common control with the Adviser.

                  The Fund may indemnify any person who was or is a Trustee, officer, or employee of the Fund to the maximum extent permitted by the Delaware business trust law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.

Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither interested persons of the Trust nor parties to the proceeding, or (ii) if the required quorum is not obtained or if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Fund to any Trustee or officer of the Fund for any liability to the Fund or it shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


                  As of October 15, 2003, the Trustees and officers collectively did not own more than 1% of the Fund's outstanding shares.

                  Each disinterested Trustee and Mr. Karetsky received $4,000 per annum, and $2,500 per regular meeting plus expenses of attendance at Trustees meetings. "Interested" Trustees do not receive Trustees' fees. The table below illustrates the compensation paid to each Trustee for the most recently completed fiscal year:



                                                                                                   Total
                                                       Pension or             Estimated         Compensation
                                  Aggregate       Retirement Benefits          Annual         From All Funds in
                                Compensation        Accrued as Part of      Benefits Upon        the Complex
Name of Person, Position        From the Fund        Fund Expenses           Retirement       Paid to Trustees
------------------------        -------------        -------------          -------------     -----------------
Richard J. Adler,                    $ 0                   $0                   $0                  $0
Trustee
Warren K. Greene,                  $15,000                 $0                   $0               $15,000
Trustee
Joseph Gyourko,                    $15,000                 $0                   $0               $15,000
Trustee
Richard W. Hutson,                 $12,000                 $0                   $0               $12,000
Trustee
Samuel R. Karetsky,                $7,500                  $0                   $0                $7,500
Trustee (a)
Carl W. Schafer,                   $15,000                 $0                   $0               $15,000
Trustee

(a) Mr. Karetsky, who was an interested Trustee, resigned as Trustee effective October 25, 2003.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                  As of October 15, 2003, the following persons held 5 percent or more of the outstanding shares of the Institutional class of the Fund:


                                                      NATURE OF OWNERSHIP
                 NAME AND ADDRESS OF OWNER       (RECORD, BENEFICIAL OR BOTH)  PERCENT OF FUND
--------------------------------------------------------------------------------------------------
Northern Trust FBO CYMI Equity LP                            Both                   11.6%
PO Box 92956
Chicago, IL  60675
The Children's Museum of Indianapolis                        Both                    8.4%
3000 North Meridian Street
PO Box 3000
Indianapolis, IN 46206-3000
National University                                          Both                    8.4%
11255 North Torrey Pines Road
La Jolla, CA  92037
Soka University                                              Both                    7.2%
1 University Drive
Aliso Viejo, CA 92656-808

The Investment Company Act of 1940 defines control persons as owning more that 25% of the shares of the Fund. As of October 15, 2003 there were no shareholders deemed to be control persons of the Fund.


              INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

                  E.I.I. Realty Securities, Inc. (the "Investment Adviser" or "E.I.I."), 717 Fifth Avenue, 10th Floor, New York, New York 10022, acts as the Investment Adviser to the Fund under an Investment Advisory Agreement (the "Agreement"). The Agreement provides that the Investment Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Investment Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Adviser's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Trust's Board of Trustees. In addition, the Investment Adviser provides certain administrative and managerial services to the Fund.

ABOUT THE INVESTMENT ADVISER
----------------------------

                  E.I.I. provides real estate securities portfolio management services to U.S. tax-exempt institutions and other investors. E.I.I. is a wholly-owned subsidiary of European Investors Incorporated, which is a registered investment adviser providing both general securities and real estate securities portfolio management services. European Investors Incorporated is owned by European Investors Holding Company which is owned by management.

                  European Investors Incorporated was founded in 1983 to provide investment services primarily to foreign investors (with a focus in Europe) in the United States by managing securities portfolios as well as providing direct real estate advisory services and corporate advisory services. From these combined efforts, European Investors Incorporated determined that securitized real estate could serve as an alternative means of acquiring real estate assets and developed a portfolio management service specifically in this area, which now caters to both foreign and domestic investors. European Investors Incorporated commenced research into real estate securities as a separate portfolio product in 1986, began managing real estate securities portfolios in 1987, and is a recognized leader in real estate securities investment management.


                  E.I.I. and European Investors Incorporated collectively have a diversified client base that includes investors in twelve countries, encompassing taxable and tax-exempt investors, individuals, and institutions, including over 60 domestic institutional investors. As of September 30, 2003, the combined companies have approximately $2.1 billion invested in real estate securities on behalf of clients. They also manage several offshore real estate investment funds with assets of approximately $547 million.


                  E.I.I. believes that investments in real estate offer a total return potential which may serve as an effective portfolio diversifier for many investors. In addition, E.I.I. believes that, for most investors, the most convenient and effective way to invest in real estate is through the ownership of a diversified portfolio of real estate securities. Real estate securities, and more specifically REITs, provide investors with many of the features particular to both real estate investments and publicly-traded securities, providing investors with a practical and efficient means to include professionally-managed real estate in an investment portfolio.

WHY REAL ESTATE? Investments in real estate offer the following benefits over investments in other asset classes:

    o   Relatively low historical correlation to the equity market.

    o Relatively high levels of potential current income from contractual rental streams.

    o A potential hedge against inflation from rising asset values and the possibility of passing through higher costs to tenants.

WHY REAL ESTATE SECURITIES? An investment in a portfolio of real estate securities offers the following benefits in addition to those provided by direct real estate investments:

    o   Diversification of risk of real estate investments.

    o Market pricing of publicly-traded shares (instead of appraisal-based valuations).

    o Enhanced liquidity, which aids in investment speed as well as portfolio rebalancing.

WHY E.I.I.? E.I.I. and its parent company, European Investors Incorporated, have been professionally managing real estate securities portfolios on behalf of their clients for more than a decade and have consistently outperformed their primary benchmark (the NAREIT Equity Index) by an average margin of more than 300 basis points on an annualized basis, before fees. The collective client base of E.I.I. and European Investors Incorporated includes an array of investors ranging from foreign and domestic high net worth individuals to U.S.
foundations, endowments, and corporate pension plans. In addition, European Investors Incorporated serves as the adviser or sub-adviser for several offshore funds investing with substantially the same investment objective as the Fund.

INVESTMENT ADVISORY AGREEMENT
-----------------------------

                  E.I.I. receives a fee from the Fund calculated daily and payable monthly, for the performance of its services at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is accrued daily for the purposes of determining the offering and redemption price of the Fund's shares.

                  Under the terms of the Agreement, the Fund pays all of its expenses (other than those expenses specifically assumed by the Investment Adviser and the Fund's distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the Investment Company Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. Until further notice to shareholders, E.I.I. has voluntarily agreed to waive a portion of its Investment Advisory Fee and/or absorb the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Fund, it may seek payment of a portion or all of such waived fees and/or absorbed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses absorbed, subject to the 1.00% expense limitation stated above.

                  The Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Trust's Board of Trustees or by E.I.I., or by holders of a majority of the Fund's outstanding shares. The Fund's Agreement will continue year-to-year provided it is approved, at least annually, in the manner described in the Investment Company Act. This requires that the Agreement and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

                  For the last three fiscal years ended June 30th, the amount of advisory fees paid by the Fund were as follows:



                                    GROSS ADVISORY FEES        WAIVER/REIMBURSEMENT         NET ADVISORY FEES
                                    -------------------        --------------------         -----------------
Year ended June 30, 2003                $1,008,926                  $(161,888)                   $847,038
Year ended June 30, 2002                 1,379,098                   (122,203)                  1,256,895
Year ended June 30, 2001                 1,207,581                   (129,539)                  1,078,042



                                DISTRIBUTION PLAN

                  The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act (the "Plan") with respect to the Investor shares of the Fund. The Plan provides that the Fund's Investor shares may incur distribution expenses related to the sale of shares of up to 0.75% per annum of the average daily net assets of the Fund's Investor shares.

                  The Plan provides that the Fund's Investor shares may finance activities which are primarily intended to result in the sale of the Fund's Investor shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents including any affiliates who enter into agreements with the Fund or its distributor.

                  In approving the Plan in accordance with the requirements of Rule 12b-1 under the Investment Company Act, the Trustees (including the "disinterested" Trustees, as defined in the Investment Company Act) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund's outstanding Investor shares or by the Board of Trustees and (b) by the vote of a majority of the disinterested Trustees. While the Plan remains in effect, the Fund's Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

                           SHAREHOLDER SERVICING PLAN

                  The Fund has adopted a Shareholder Servicing Plan on behalf of its Advisor Shares and Investor Shares. The Plan provides that the Fund may pay financial institutions or other persons who provide certain services to the Shares of the Fund (each, a "Service Provider") a shareholder services fee at the annual rate of 0.25% of the average daily net assets of such Shares for which the Service Provider provides services. Under the Plan, Service Providers may make payments to financial institutions and other persons who provide administrative services to their customers who may own Advisor or Investor Shares of the Fund, which services may include, but are not limited to: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; and (iii) responding to shareholder inquiries.

                  The Plan must be approved by a majority vote of the Board of Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Plan will continue for two years from its effective date and from year-to-year thereafter provided it is approved at least annually by the Trustees of the Fund.

                        ADMINISTRATIVE SERVICES AGREEMENT

                  E.I.I. also serves as the Fund's Administrator. The Administrator supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Administrator supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities, and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the Fund effectively. Those persons, as well as certain employees and Trustees of the Fund, may be directors, officers, or employees of (and persons providing services to the Fund may include) E.I.I. and its affiliates. For these services and facilities, for Institutional Shares, E.I.I. receives with respect to the Fund a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund.

                  E.I.I. may subcontract some of its administrative duties to other service providers. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which PFPC Inc. will act as sub-administrator and E.I.I. will pay PFPC Inc. to provide certain administrative services to E.I.I. Payment for these services is made by E.I.I. and not the Fund.

                  For the last three fiscal years ended June 30th, the amount of administration fees paid by the Fund were as follows:


                                                       NET ADMINISTRATION FEES
                                                       -----------------------
Year ended June 30, 2003                                       $201,785
Year ended June 30, 2002                                        275,819
Year ended June 30, 2001                                        241,516




The Sub-administrator, Transfer Agent, and Custodian
----------------------------------------------------

                  PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., is the Fund's sub-administrator, transfer agent and custodian.

Independent Auditors
--------------------

                  Ernst & Young LLP serves as independent auditors to the Fund.

LEGAL COUNSEL

                  Kramer Levin Naftalis & Frankel LLP serves as legal counsel to the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

                  Subject to the supervision of the Board of Trustees and to obtain best overall execution, decisions to buy and sell securities for the Fund are made by E.I.I.. E.I.I. is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material or other services to the Fund or E.I.I. for the Fund's use. Such allocation shall be in such amounts and proportions as E.I.I. shall determine and E.I.I. will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. In addition, E.I.I. may consider sales of shares of the Fund and of any other funds advised or managed by E.I.I. as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution. At times, the Fund also may purchase portfolio securities directly from dealers acting as principals, underwriters, or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

                  In selecting a broker to execute each particular transaction and in determining whether the fund is receiving best execution, E.I.I. will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.
Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, E.I.I. shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to E.I.I. for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if E.I.I. determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction of E.I.I.'s ongoing responsibilities with respect to the Fund.

                               PORTFOLIO TURNOVER

                  The Fund anticipates that its portfolio turnover rate for any one year will not exceed 60%, which is lower than the turnover rate for many comparable real estate securities funds. The Fund, however, will not limit its portfolio turnover when market conditions dictate a more active trading policy and trading portfolio securities is appropriate. A lower portfolio turnover rate will result in a lower rate of net realized capital gains to the Fund and will decrease the portion of the Fund's distributions constituting taxable capital gains. The increase in portfolio turnover rate is a result of changes in portfolio manager style as well as trading opportunities created in volatile markets.

                            ALLOCATION OF INVESTMENTS

                  E.I.I. has other advisory clients, some of which have similar investment objectives to the Fund. As such, there will be times when E.I.I. may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of E.I.I. to allocate purchases and sales among the Fund and its other clients in a manner which E.I.I. deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.

                         COMPUTATION OF NET ASSET VALUE


                  The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value. The net asset value is determined by dividing the market value of the Fund's investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund's shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities for which the primary market is the National Association of Securities Dealer's Automated Quotation System ("NASDAQ") will be valued at the NASDAQ official closing price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short "against the box" will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer's convertible securities, for the purpose of valuation, the securities in the short position will be valued at the "asked" price rather than the mean of the last "bid" and "asked" prices. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.


                        PURCHASE AND REDEMPTION OF SHARES

                  A complete description of the manner by a which the Fund's shares may be purchased and redeemed appears in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares" respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The Fund has elected to be governed by Rule 18f-1 of the 1940 Act, under which a fund is obligated to redeem the shares of any shareholders solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period. Pursuant to the operating agreement between Charles Schwab & Co. Inc. ("Schwab") and the Fund, the Fund agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through the Schwab omnibus account (the "Account"), provided that Schwab provides to the Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. The Fund acknowledges that treatment of Schwab as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 under the 1940 Act would be inconsistent with the intent of Rule 18f-1 and the Fund's election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

                  Should any shareholder's redemption exceed the limitation described in the paragraph above, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company
-----------------------------------------------

                  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (I.E., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (I.E., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

                  The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291-1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

                  Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

                  The Fund also must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (limited, for this purpose, in respect of any one issuer to no more than 5% of the value of the Fund's total assets and to no more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security rather than the issuer of the option.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax On Regulated Investment Companies
--------------------------------------------

                  A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions
------------------

                  Distributions  by the Fund of net  investment  income  and net short-term capital gains are taxable to shareholders as ordinary income. To the extent attributable to qualifying dividends received by the Fund, ordinary income dividends may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). However, because distributions received by the Fund from real estate investment trusts ("REITs") are not qualifying dividends, distributions by the Fund generally will not be eligible for the dividends-received deduction. In addition, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

                  Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent that it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (I.E., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Distributions by the Fund from net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of the length of time the shares on which such distributions are paid have been held by the shareholder and ordinary gains and loses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election). However, shareholders should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares.

                  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

                  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) during the year.

Backup Withholding
------------------

                  The Fund will be required in certain cases to withhold and remit to the Internal Revenue Service backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends and the proceeds of redemption of shares paid to any shareholder (1) who failed to provide to the Fund a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Redemption of Shares
--------------------

                  A shareholder will recognize gain or loss on the redemption of shares of the Fund (including an exchange of shares of the Fund for shares of another fund) in an amount equal to the difference between the proceeds of the redemption and the shareholder's adjusted tax basis in the shares redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption. In general, any gain or loss arising from (or treated as arising from) the redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxation of Certain Mortgage Reits
----------------------------------

                  The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury Regulations that have not yet been issued, but may apply retroactively, the portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be allocated to shareholders of the Fund in proportion to the dividends received by them with the same consequences as if the shareholders held their proportionate share of the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to entities that are subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such entity to file a federal income tax return and remit tax on its excess inclusion income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to tax, at the highest federal income tax rate imposed on corporations, on that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization.

Foreign Shareholders
--------------------

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

                  If the income from the Fund is (or is treated as) effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Under certain circumstances, certain distributions from the Fund or gains from the sale or redemption of shartes of the Fund may be treated as effectively connected with a U.S. trade or business carried on by a foreign shareholder under the Foreign Investment in Real Property Tax act of 1980 ("FIRPTA"). In addition, FIRPTA may in certain circumstances require a 10% tax on distributions and the proceeds of sales or redemptions. The withholding tax, which may be greater or less than the foreign shareholder's final U.S. tax obligation, may be claimed as a credit on the foreign shareholder's U.S. income tax return.

                  In the case of foreign shareholders other than corporations, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions and the proceeds of redemptions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations
------------------------------------------------------

                  The foregoing general discussion of U.S. Federal Income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

                  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             PERFORMANCE CALCULATION

                  For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:


                  P(1 + T)n      =    ERV
                        Where:        P = a hypothetical initial payment of
                                      $1,000
                                      T = average annual total return
                                      n = number of years (1, 5, or 10)
                           ERV   =    ending  redeemable value of a hypothetical
                                      $1,000 payment, made at the beginning of the 1, 5, or 10 year period, at the end of such period (or fractional portion thereof).

                  Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

                  In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                          a-b
                           YIELD =   2[( ----- +1)6-1]
                                           cd
Where:            a =      dividends and interest earned during the period.
                  b =      expenses accrued for the period (net of
                           reimbursements).
                  c =      the average daily number of shares outstanding during
                           the period that were entitled to receive dividends.
                  d =      the maximum offering price per share on the last day
                           of the period.

                  Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days), and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

30-day Yield
------------

                  The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share. To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return. Yield is a measure of net dividend income. Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year. Total return is the sum of all parts of the Fund's investment return. Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today.

                  Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------

                  The Trust was organized as a Delaware business trust under the laws of the state of Delaware. The Trust's Certificate of Trust was filed December 22, 1997. The Trust's Declaration of Trust, dated as of December 22, 1997, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of one series, E.I.I. Realty Securities Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion, or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of the Fund and to approve the Investment Advisory Agreement and Distribution Plan.

                  The  Trust  is  not  required  to  hold  annual   meetings  of
shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

                                     REPORTS

                  Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive annual financial statements that have been audited by the Fund's independent auditors.

                              FINANCIAL STATEMENTS


                  The Fund's audited Financial statements, including the Financial Highlights, for the period ended June 30, 2003, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are incorporated by reference in this Statement of Additional Information.


                              PROXY- VOTING SUMMARY


The Fund has delegated to E.I.I. the responsibility for voting proxies of issuers of securities held in the Fund's portfolio. E.I.I. has adopted the proxy voting polices and procedures of its parent, European Investors. These policies and procedures are attached as Appendix C. The proxy voting policies and procedures of European Investors are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

European Investors has adopted a Proxy Committee, including portfolio managers, analysts, marketing, client service personnel, compliance and operations personnel, is responsible for establishing and maintaining our policies and procedures. The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Institutional Shareholder Services ("ISS"), a third-party proxy voting service to which we subscribe. ISS provides extensive research on individual proxy issues and publishes this information in reports that are reviewed by our analysts.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account ISS recommendations and/or investment team input. Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines we have written reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations; input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients' best interest.

To ensure that voting responsibilities are met, our third party vendor reconciles client proxies it receives from the custodian with client holdings from our portfolio system through a direct data link. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines and that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the rationale for the variance.

We maintain proxy-voting records and make these records available to clients at their request.

                                    APPENDIX

EUROPEAN INVESTORS PROXY VOTING GUIDELINES

I        EXTERNAL AUDITOR
         ----------------

A.       Auditors

VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


II       BOARD OF DIRECTORS
         ------------------

A.       DIRECTOR NOMINEES

         Votes on director nominees are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by ISS or European Investors):

                  Long term corporate performance record based on increases in shareholder wealth, earnings, or financial strength, executive compensation, director compensation, corporate governance provisions and takeover activity, criminal activity, investment in the company, interlocking directorships, inside, outside, and independent directors, board composition, number of other board seats and support of majority-supported shareholder proposals.



B.                DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

         1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

         3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

         4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.                DIRECTOR DUTIES AND STAKEHOLDER LAWS

         VOTE AGAINST management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.                DIRECTOR NOMINATIONS

         VOTE FOR shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.                INSIDE VERSUS INDEPENDENT DIRECTORS

         1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. VOTE FOR shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.                STOCK OWNERSHIP REQUIREMENTS

         VOTE AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.                TERM OF OFFICE

         VOTE AGAINST proposals to limit the tenure of outside directors.


III               PROXY CONTESTS AND CORPORATE DEFENSES
                  -------------------------------------

A.                PROXY CONTESTS FOR BOARD SEATS

         All votes in a contested election of directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                CLASSIFIED BOARDS

         1.       VOTE AGAINST proposals to classify the board.

         2. VOTE FOR proposals to repeal a classified board, and to elect all directors annually.

C.                CUMULATIVE VOTING

         1. VOTE FOR proposals to permit cumulative voting in the election of directors.

         2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D.                DIRECTOR NOMINATIONS

         VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E.                SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

         1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to call special meetings.

         2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.                SHAREHOLDER ACTION BY WRITTEN CONSENT

         1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to take action by written consent.

         2. VOTE FOR shareholder proposals to allow or make easier shareholder action by written consent.

G.                SIZE OF THE BOARD

         1. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

         2.       VOTE FOR proposals that seek to fix the size of the Board.

H.       SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

         1. VOTE AGAINST proposals that state directors may be removed only for cause.

         2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

         3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

         4. VOTE FOR proposals that permit shareholders to elect directors to fill board vacancies.


IV                TENDER OFFERS AND CORPORATE DEFENSES
                  ------------------------------------

A.                FAIR PRICE PROVISIONS

         1. VOTE FOR management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

         2. VOTE FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.                GREENMAIL

         1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

         2. Vote in accordance with ISS analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C.                POISON PILLS

         1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. Management proposals to ratify a poison pill are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                STOCKHOLDER  PROVISIONS

         VOTE AGAINST management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E.                SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

         1. VOTE FOR shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

         2. VOTE AGAINST management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F.                SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER
                  OR BYLAWS

         1. VOTE FOR shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

         2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.                UNEQUAL VOTING RIGHTS

         3. VOTE AGAINST proposals for dual class exchange offers and dual class recapitalizations.

H.                EXISTING DUAL CLASS COMPANIES


         1. VOTE FOR shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

          2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.                WHITE SQUIRE PLACEMENTS

         VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V                 MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS
                  ---------------------------------------------

A.                ABSTENTION VOTES

         VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.                ANNUAL MEETINGS

         1. VOTE FOR management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

         2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C.                CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

         VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.                EQUAL ACCESS

         VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.                BUNDLED PROPOSALS

         Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.                SHAREHOLDER ADVISORY COMMITTEE

         1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.       DISCLOSURE PROPOSALS

         Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

VI                CAPITAL STRUCTURE
                  -----------------

A.                COMMON STOCK AUTHORIZATION

         1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. VOTE AGAINST proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.                STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS

         VOTE FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.                REVERSE STOCK SPLITS

         VOTE FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.                BLANK CHECK PREFERRED STOCK

         1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock that have unspecified rights including voting, conversion or dividend distribution rights.

         2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

         3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

         4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.                ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

                  VOTE FOR management proposals to reduce the par value of common stock.

F.                PREEMPTIVE RIGHTS

         Proposals to provide shareholders with preemptive rights are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

G.                DEBT RESTRUCTURING

         Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

H.                SHARE REPURCHASE PROGRAMS

         VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VII               EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION
                  ---------------------------------------------

A.                INCENTIVE PLANS

         All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The evaluation is based on the following considerations (and any other that may be deemed relevant by ISS or European Investors):

                  Necessity, reasonableness test, participation, dilution, shares available, exercise and payment terms, change-in-control provisions, types of awards, company specific dilution cap calculated, present value of all incentives, derivative awards, cash/bonus compensation, shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives), voting power dilution - potential percent reduction in relative voting power, criteria for awarding grants, and process for determining pay levels.

B.                SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR
                  COMPENSATION

         1. Generally, VOTE FOR shareholder proposals that seek additional disclosure of executive and director compensation information.

         2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                GOLDEN PARACHUTES

         1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

         2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

         1. VOTE FOR proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

         2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with ISS analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

                  Reasonableness test, participation, administration, shares available, exercise and payment terms, change-in-control provisions, types of awards and dilution.

E.                401(K) EMPLOYEE BENEFIT PLANS

                  VOTE FOR proposals to implement a 401(k) savings plan for employees.

F.                DISCOUNTED OPTIONS/RESTRICTED STOCK

         VOTE AGAINST discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with ISS analysis and recommendation on each individual proposal.)


VIII              STATE OF INCORPORATION
                  ----------------------

A.                RE-INCORPORATION PROPOSALS

         Proposals to change a corporation's state of incorporation are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

B.                STATE TAKEOVER STATUTES

         Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                STATE FAIR PRICE PROVISIONS

         Proposals to opt out of S.F.P's are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

D.                STAKEHOLDER LAWS

         VOTE FOR proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.                DISGORGEMENT PROVISIONS

         Proposals to opt out of disgorgement provisions are normally voted in accordance with ISS analysis and recommendation on each individual proposal.


IX                MERGERS AND CORPORATE RESTRUCTURINGS
                  ------------------------------------

A.                MERGERS AND ACQUISITIONS

         Votes on mergers and acquisitions are normally voted in accordance with ISS analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

         Anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated, changes in corporate governance and their impact on shareholder rights, and other pertinent factors discussed below.

B.                CORPORATE RESTRUCTURINGS

         Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with ISS analysis and recommendation on each individual proposal.

C.                SPIN-OFFS

Votes on spin-offs are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

         The tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.



D.                ASSET SALES

         Votes on asset sales are normally voted in accordance with ISS analysis and recommendation on each individual proposal, considering

         The impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.


E.                LIQUIDATIONS

         Votes on liquidations normally voted in accordance with ISS analysis and recommendation on each individual proposal, after reviewing: management's efforts to pursue other alternatives; the appraisal value of the assets; and the compensation plan for executives managing the liquidation.

F.                RIGHTS OF APPRAISAL

         VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.       CHANGING CORPORATE NAME

         VOTE FOR changing the corporate name.


X                 SOCIAL ISSUES PROPOSALS
                  -----------------------

A.                SOCIAL ISSUES PROPOSALS

         These issues are normally voted in accordance with ISS analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, VOTE FOR disclosure reports that seek additional information.


XI                PROXIES NOT VOTED
                  -----------------

A.       SHARES OUT ON LOAN

         Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

XII               CONFLICTS OF INTEREST
                  ---------------------

                  European Investors will maintain a list of those companies which issue publicly traded securities and with which European Investors and its affiliates have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between European Investors and its clients.

                  The term "conflict of interest" refers to a situation in which European Investors or its affiliates have a financial interest in a matter presented by a proxy other than the obligation European Investors or its affiliates incur as investment adviser which may compromise European Investors' freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1. Companies affiliated with directors of European Investors;

2. Companies  affiliated with officers of European  Investors or its affiliates;
and

3. Companies that maintain significant business relationships with European Investors or its affiliates, or with which European Investors or its affiliates is actively seeking a significant business relationship.

         Proxies that are received from companies on the list will be directed to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, European Investors' commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

         If it is appropriate to do so, the Proxy Committee will follow the ISS recommendation when a potential of conflict of interest exists in order to act in the best interests of European Investors' clients and account beneficiaries. In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to a client of voting the proxy.

All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors. For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

                                     PART C

                                OTHER INFORMATION

ITEM 23.    EXHIBITS
(a)(1)      Corrected  Certificate  of Trust as of December 22, 1997. (1)

(a)(2)      Trust Instrument dated December 22, 1997. (2)

(b)         Amended By-Laws dated May 21, 2001. (3)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) and Article IV of the By-Laws referenced in Exhibit
            (b) above.

(d) Investment Advisory Agreement between Registrant and E.I.I. Realty Securities, Inc. dated June 4, 1998. (4)

(e)         None.

(f)         None.

(g) Custodian Services Agreement between PNC Bank, National Association and Registrant dated June 4, 1998. (4)

(h)(1)      Administration   Agreement  between  Registrant  and  E.I.I.  Realty
            Securities, Inc. dated June 4, 1998. (4)

(h)(2)      Sub-Administration   and  Accounting   Services   Agreement  between
            European Investors Incorporated, the Registrant and PFPC Inc. dated June 4, 1998 .(4)

(h)(3) Transfer Agency Services Agreement between PFPC Inc. and Registrant dated June 4, 1998. (4)

(h)(4) Shareholder Servicing Plan, with Form of Shareholder Servicing Agreement, for the Investor Shares and Adviser Shares of the Registrant . (4)

(h)(5) Anti-Money Laundering and Privacy Amendment to Transfer Agency and Services Agreement and Sub-Administration and Accounting Services Agreement dated May 20, 2002. (5)


-----------------------------------

(1) Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A on May 6, 1998, accession number 0000922423-98-000453.

(2)         Filed  as  an  Exhibit  to  Post  -Effective   Amendment  No.  3  to
            Registrant's Registration Statement on Form N-1A on October 27, 2000, accession number 0000922423-00-500021

(3)         Filed  as  an  Exhibit  to  Post  -Effective   Amendment  No.  4  to
            Registrant's Registration Statement on Form N-1A on August 24, 2001, accession number 0000935069-01-500394.

(4) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A on June 5, 1998, accession number 0000922423-98-000585.

(i)         Opinion of Kramer Levin Naftalis & Frankel LLP. (2)

(j)(1)      Consent of Kramer  Levin  Naftalis & Frankel  LLP,  Counsel  for the
            Registrant.

(j))        Consent  of  Ernst  &  Young  LLP,   independent  auditors  for  the
            Registrant.

(k)         Not Applicable.

(l)         Investment letter re: initial $100,000 capital. (4)

(m) Distribution Plan pursuant to Rule 12b-1, with Form of Shareholder Servicing Agreement and Form of Selected Dealer Agreement, for the Investor Shares of Registrant. (4)

(o)         Rule 18f-3  Multiple  Class Plan.  (4)

(p)(1)      Registrant's Code of Ethics. (2)

(p)(2)      Code of  Ethics  of  E.I.I.  Realty  Securities,  Inc.,  Adviser  to
            Registrant.

            Powers of Attorney of Warren K. Greene, Joseph Gyourko, Richard W. Hutson, and Carl W. Shafer. (2)

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None.


ITEM 25.    INDEMNIFICATION

            Section 10.02 of the Registrant's Trust Instrument provides as follows:

"(a)        Subject to the  exceptions and  limitations  contained in Subsection
            10.02(b):

                (i) every  person  who is, or has been,  a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                (ii) the words "claim,"  "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)         No indemnification shall be provided hereunder to a Covered Person:


-----------------------------------

(5) Filed as an Exhibit to Pre-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A on October 28, 2002, accession number 0000935069-02-001173.

                (i) who shall have been  adjudicated  by a court or body  before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                (ii) in the  event  of a  settlement,  unless  there  has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of E.I.I. Realty Securities, Inc. ("E.I.I."), the investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by E.I.I. or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by E.I.I. (SEC File No. 801-44099).

ITEM 27.    PRINCIPAL UNDERWRITERS

            (a) Not Applicable. Registrant's securities are not currently being distributed by a principal underwriter.

            (b)  Not Applicable.

            (c)  Not Applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

            As required by Section 31(a) of the Investment Company Act of 1940, the accounts, books or other documents relating to the E.I.I. Realty Securities Fund's budget and accruals will be kept by E.I.I. Realty Securities, Inc., 717 Fifth Avenue, 10th Floor, New York, NY 10022. The accounts, books or other documents of the Fund relating to shareholder accounts and records and dividend disbursements will also be kept by E.I.I. Realty Securities, Inc. at the above address.

ITEM 29.    MANAGEMENT SERVICES

            There are no management-related service contracts not discussed in Parts A and B.

ITEM 30.    UNDERTAKINGS

            Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors if requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule
485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on this 31st day of October, 2003.

                                            E.I.I. REALTY SECURITIES FUND
                                            (Registrant)

                                            By:  /S/ RICHARD J. ADLER
                                                 ------------------------------
                                                     Richard J. Adler, Chairman



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 31st day of October, 2003.

SIGNATURE                 TITLE                               DATE
---------                 -----                               ----
/S/ RICHARD J. ADLER      Chairman of the Board and Chief     October 31, 2003
-----------------------   Executive Officer
Richard J. Adler

/S/ DANIEL P. O'CONNOR    President                           October 31, 2003
-----------------------
Daniel P. O'Connor

/S/ MICHAEL J. MEAGHER    Treasurer                           October 31, 2003
-----------------------
Michael J. Meagher

/S/WARREN K. GREENE       Trustee                             October 31, 2003
-----------------------
Warren K. Greene

/S/JOSEPH GYOURKO         Trustee                             October 31, 2003
-----------------------
Joseph Gyourko

/S/RICHARD W. HUTSON      Trustee                             October 31, 2003
-----------------------
/Richard W. Hutson

/S/CARL W. SHAFER         Trustee                             October 31, 2003
-----------------------
Carl W. Shafer

                                INDEX TO EXHIBITS
                                -----------------


EX-99.i     Consent of Kramer Levin Naftalis & Frankel LLP

EX-99.j     Consent  of  Ernst  &  Young  LLP,   independent  auditors  for  the
            Registrant.

EX-99.p     Code of  Ethics  of  E.I.I.  Realty  Securities,  Inc.,  Adviser  to
            Registrant.